OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund's Prospectuses dated July 29, 2007

On June 14, 2007, Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer of Marsico Capital Management, LLC ("Marsico"), and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to repurchase Marsico from a subsidiary of Bank of America. This transaction closed on December 14, 2007. In connection with the transaction, the first paragraph in the section entitled "Who manages the Funds? - Sub-advisers and portfolio managers - Large Cap Growth Fund" on page 28 of the Fund's Class A, B, and C Prospectus and page 27 of the Fund's Institutional Prospectus has been deleted in its entirety and is replaced with the following:

Marsico Capital Management, LLC ("Marsico Capital") is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Capital was organized in September 1997 as a registered investment adviser. Marsico Capital provides investment services to other mutual funds and private accounts and, as of March 31, 2007, had approximately $88 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital and manages the investment program for Marsico Capital's portion of the Large Cap Growth Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. He has held his Fund responsibilities since the inception of the Fund.

In a matter unrelated to the above disclosure, all references to "Linsco/Private Ledger Corp." in the Fund's Prospectuses are hereby replaced with "LPL Financial Corporation."

Please keep this Supplement for future reference.

This Supplement is dated February 29, 2008.